SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest reported): December 15, 1999

                          Baxter Capital Company, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
                 (State or Other Jurisdiction of Incorporation)

                               0-31361 65-0956104
            (Commission File Number)(IRS Employer Identification No.)

                22154 Martella Avenue, Boca Raton, Florida 33433
               (Address of Principal Executive Offices)(Zip Code)

                                 (561) 451-9674
              (Registrant's Telephone Number, Including Area Code)


             2 South Biscayne Boulevard, Suite 2470 Miami, FL 33131 (Former Name or Former Address, if Changed Since Last Report)

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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Changes in Control of Registrant.

Effective October 24, 2001, Kenneth Greenberg resigned as Chairman and president and director of the Company. Peter Goldstein continues as the sole director of the Company and was elected effective October 24, 2001 as President of the Company. In addition, Messrs. Greenberg and Goldstein entered into agreements providing for, among other things, the assignment of shares owned by Mr. Greenberg and his wife to Goldco Properties Limited Partnership, a limited partnership controlled by Mr. Goldstein. Following the consummation of the transaction, Mr. Goldstein beneficially owned 928,200 shares of common stock of the Company, representing 92.82% of the total outstanding shares.

Item 4. Changes in Registrant's Certifying Accountant.

(a ) Previous Independent Auditors:

     (i) Effective December 15, 1999, Black Diamond Industries, Inc. (the "Company") dismissed Weinberg & Company, PA ("Weinberg") as the independent auditor for the Company. The Company has retained Robert Jarkow, CPA ("Jarkow") as their new auditors.

     (ii) Seller's report on the financial statements of the Company for the fiscal year ended October 31, 1999 contains no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     (iii) The Company's Board of Directors approved the change in accountants.

     (iv) For the fiscal year ended October 31, 1999 and through December 15, 1999 (the date the relationship ended with the former accountant), there has been no disagreement between the Company and Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Weinberg would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

(b)      New Independent Accountants:

     (i) The Company engaged, Jarkow, 3111 North Andrews Avenue, Fort Lauderdale, Florida 33309 as its new independent accountants as of December 15, 1999. Prior to such date, the Company did not consult with Jarkow regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Jarkow, or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-K.

Item 7 . Financial Statements, Pro Forma Information and Exhibits.

(a)      Not applicable.
(b)      Not applicable.
(c)      Letter from Weinberg & Company, PA.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BAXTER CAPITAL COMPANY, INC.


                                    By: /s/ Peter Goldstein
                                    ------------------------------------------
                                            Peter Goldstein
                                            President

April 29, 2002